Exhibit 99.2


                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350
               (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial and accounting officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended March 31, 2003 (the "Report") of the Registrant, that:

(1)	The Report fully complies with the requirements of section
        13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents,
        in all material respects, the financial condition and results of operations of the Registrant.

                         By:  /s/  Bruce S. Rosenbloom
                            ----------------------------------
                                   Bruce S. Rosenbloom

                         Date: June 13, 2003